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                                                                    EXHIBIT 10.4

                                ESCROW AGREEMENT

This Escrow Agreement, dated as of January 10, 2005, (the "Escrow Agreement"), is entered into by and among Borealis Mining Company, a Nevada corporation ("Buyer"), Gryphon Gold Corporation, a Nevada corporation ("Guarantor"), and Lawyers Title Agency of Arizona, LLC., an Arizona corporation, as escrow agent (the "Escrow Agent").

                                    RECITALS

WHEREAS, Buyer, Guarantor and Golden Phoenix Minerals, Inc., a Minnesota corporation ("Seller"), have entered into a purchase agreement dated January 10, 2005 ("Purchase Agreement") whereby Seller has agreed to sell and assign its interest in certain Property and Buyer has agreed to purchase and accept such Property pursuant to the terms of the Purchase Agreement;

WHEREAS, Buyer has agreed to make scheduled payments payable to Seller ("Purchase Price" as defined in the Purchase Agreement) pursuant to the terms of the Purchase Agreement;

WHEREAS, Guarantor has agreed to pledge as security certain securities ("Pledged Stock" as defined in the Purchase Agreement) pursuant to the terms of the Purchase Agreement; and

WHEREAS, the Escrow Agent has agreed with Buyer and Guarantor to hold the Purchase Price and Pledged Stock in escrow pursuant to the terms and conditions provided in the Purchase Agreement and this Escrow Agreement.

                                    AGREEMENT

In consideration of the mutual covenants and agreements contained herein, Buyer, Guarantor and Escrow Agent hereby agree as follows:

         1. Buyer agrees to deposit the Purchase Price with the Escrow Agent in accordance with the Purchase Agreement and the Purchase Price deposited to the Escrow Agent shall be immediately negotiable (wired) and Escrow Agent shall disburse the Purchase Price in accordance with the terms set out in the Purchase Agreement without any further authorization of the parties. Buyer hereby irrevocably authorizes and directs the Escrow Agent to hold and disburse the Purchase Price pursuant to the terms of the Purchase Agreement and this Escrow Agreement.

         2. Guarantor agrees to deposit the Pledged Stock with Escrow Agent in accordance with the Purchase Agreement and Escrow Agent hereby agrees to hold the Pledged Stock in escrow and disburse the Pledged Stock in accordance with the terms set out in the Purchase Agreement without any further authorization of the parties. Guarantor hereby irrevocably authorizes and directs the Escrow Agent to hold and disburse the Pledged Stock pursuant to the terms of the Purchase Agreement and this Escrow Agreement

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         3. Escrow Agent Escrow Agent is not responsible for monitoring the due dates for payment of the Purchase Price as described in the Purchase Agreement.

         4. Escrow shall be automatically cancelled on the 366th day following the Closing Date as described in the Purchase Agreement.

         5. The Escrow Agent shall have no liability to Buyer or Guarantor, their respective shareholders or any other person with respect to any such suspension of performance or disbursement into court, specifically including any liability or claimed liability that may arise, or be alleged to have arisen, out of or as a result of any delay in the disbursement of funds held in escrow or any delay in or with respect to any other action required or requested of the Escrow Agent.

         6. The Escrow Agent may resign from the performance of its duties hereunder at any time by giving ten (10) days' prior written notice to the Buyer and Guarantor. Such resignation shall take effect upon the appointment of a Successor Escrow Agent as provided herein below. Upon any such notice of resignation, the parties hereto jointly shall appoint a Successor Escrow Agent hereunder, which shall be a commercial bank, trust company or other financial institution with a combined capital and surplus in excess of $10,000,000. Upon the acceptance in writing of any appointment as escrow agent hereunder by a Successor Escrow Agent, such Successor Escrow Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Escrow Agent, and the retiring Escrow Agent shall be discharged from its duties and obligations under this Escrow Agreement, but shall not be discharged from any liability for actions taken as Escrow Agent hereunder prior to such succession. After any retiring Escrow Agent's resignation, the provisions of this Escrow Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Escrow Agent under this Escrow Agreement. The retiring Escrow Agent shall transmit all records pertaining to the Escrow Fund and shall pay all funds held by it in escrow to the successor Escrow Agent, after making copies of such records as the retiring Escrow Agent deems advisable and after deduction and payment to the retiring Escrow Agent of all fees and expenses (including court costs and attorneys' fees) payable to or incurred by the retiring Escrow Agent in connection with the performance of its duties and the exercise of its rights hereunder.

         7. The Escrow Agent shall have no liability or obligation with respect to the Escrow Fund except for Escrow Agent's willful misconduct or gross negligence. The Escrow Agent's sole responsibility shall be for the safekeeping, and disbursement of the Escrow Fund in accordance with the terms of the Purchase Agreement and this Escrow Agreement. The Escrow Agent shall have no implied duties or obligations and shall not be charged with knowledge or notice of any fact or circumstance not specifically set forth herein. The Escrow Agent may rely upon any instrument, not only as to its due execution, validity and effectiveness, but also as to the truth and accuracy of any information contained therein, which the Escrow Agent shall in good faith believe to be genuine, to have been signed or presented by the person or parties purporting to sign the same and to conform to the provisions of this Escrow Agreement. In no event shall the Escrow Agent be liable for incidental, indirect, special, consequential or punitive damages. The Escrow Agent shall not be obligated to take any legal action or commence any proceeding in connection with

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the Escrow Fund, any account in which Escrow Fund are deposited, this Escrow
Agreement, or the Purchase Agreement, or to appear in, prosecute or defend any such legal action or proceeding. The Escrow Agent may consult legal counsel selected by it in the event of any dispute or question as to the construction of any of the provisions hereof or of any other agreement or of its duties hereunder, or relating to any dispute involving any party hereto, and shall incur no liability and shall be fully indemnified from any liability whatsoever in acting in accordance with the opinion or instruction of such counsel. Buyer and Guarantor shall each promptly pay, upon demand, 50% of the reasonable fees and expenses of any such counsel.

         8. The Escrow Agent is authorized, in its sole discretion, to comply with orders issued or process entered by any court with respect to the Escrow Fund, without determination by the Escrow Agent of such court's jurisdiction in the matter. If any portion of the Escrow Fund is at any time attached, garnished or levied upon under any court order, or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any court order, or in case any order, judgment or decree shall be made or entered by any court affecting such property or any part thereof, then and in any such event, the Escrow Agent is authorized, in its sole discretion, to rely upon and comply with any such order, writ, judgment or decree which it is advised by legal counsel selected by it is binding upon it without the need for appeal or other action; and if the Escrow Agent complies with any such order, writ, judgment or decree, it shall not be liable to any of the parties hereto or to any other person or entity by reason of such compliance even though such order, writ, judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated.

         9. From and at all times after the date of this Escrow Agreement, Buyer and Guarantor shall, to the fullest extent permitted by law and to the extent provided herein, indemnify and hold harmless the Escrow Agent and each director, officer, employee, attorney, agent and affiliate of the Escrow Agent (collectively, the "Indemnified Parties") against any and all actions, claims (whether or not valid), losses, damages, liabilities, costs and expenses of any kind or nature whatsoever (including without limitation reasonable attorneys' fees, costs and expenses) incurred by or asserted against any of the Indemnified Parties from and after the date hereof, whether direct, indirect or consequential, as a result of or arising from or in any way relating to any claim, demand, suit, action or proceeding (including any inquiry or investigation) by any person, including without limitation, Seller, Buyer or Guarantor, whether threatened or initiated, asserting a claim for any legal or equitable remedy against any person under any statute or regulation, including, but not limited to, any federal or state securities laws, or under any common law or equitable cause or otherwise, arising from or in connection with the negotiation, preparation, execution, performance or failure of performance of this Escrow Agreement or any transactions contemplated herein, whether or not any such Indemnified Party is a party to any such action, proceeding, suit or the target of any such inquiry or investigation; provided, however, that no Indemnified Party shall have the right to be indemnified hereunder for any liability finally determined by a court of competent jurisdiction, subject to no further appeal, to have resulted solely from the gross negligence or willful misconduct of such Indemnified Party. If any such action or claim shall be brought or asserted against any Indemnified Party, such Indemnified Party shall promptly notify Buyer and Guarantor, in writing, and

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such parties shall assume the defense thereof, including the employment of counsel and the payment of all expenses. Such Indemnified Party shall, in its sole discretion, have the right to employ separate counsel (who may be selected by such Indemnified Party in its sole discretion) in any such action and to participate in the defense thereof, and the fees and expenses of such counsel shall be paid by such Indemnified Party, except that Buyer and Guarantor each shall be required to pay 50% of such fees and expenses if (a) Buyer and Guarantor agree to pay such fees and expenses, (b) Buyer and Guarantor shall have failed to assume the defense of such action or proceeding or shall have failed, in the reasonable discretion of such Indemnified Party, to employ counsel satisfactory to the Indemnified Party in any such action or proceeding,
(c) Buyer and Guarantor is the plaintiff in any such action or proceeding and the Indemnified Party is not a defendant in any such action or proceeding, or
(d) the named or potential parties to any such action or proceeding (including any potentially impleaded parties) include both Indemnified Party, Buyer and Guarantor, and Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to Buyer and Guarantor. Buyer and Guarantor shall each be liable to pay 50% of the reasonable fees and expenses of counsel pursuant to the preceding sentence, except that any obligation to pay under clause (a) shall apply only to the party so agreeing. All such fees and expenses payable by Buyer and Guarantor pursuant to the foregoing sentence shall be paid from time to time as incurred. The obligations under this Section 9 shall survive any termination of this Escrow Agreement.

         10. The Escrow Agent shall be paid a fee of $2,177.00 as compensation for serving as Escrow Agent and shall be reimbursed for any out-of-pocket expenses incurred by it, which fee and reimbursement shall be payable by Buyer.

         11 All notices and other communications hereunder shall be in writing and shall be deemed to have been validly served, given or delivered five (5) days after deposit in the United States mails, by certified mail with return receipt requested and postage prepaid, when delivered personally, one (1) day after delivery to any overnight courier, or when transmitted by facsimile transmission facilities, and addressed to the party to be notified as follows:

                                       If to Buyer:

                                       Borealis Mining Company
                                       1153 Bergen Parkway, Suite M290
                                       Evergreen, CO 80439-9773
\                                      Attention: Allen Gordon

                                       with copies to:

                                       Snell & Wilmer LLP
                                       One S. Church Avenue, Suite 1500
                                       Tucson, AZ 85701-1630
                                       Facsimile: (520) 884-1294
                                       Attention: Lowell Thomas, Esq.

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                                       If to Guarantor:

                                       Gryphon Gold Corporation
                                       1153 Bergen Parkway, Suite M290
                                       Evergreen, CO 80439-9773
\                                      Attention: Allen Gordon

                                       with copies to:

                                       Snell & Wilmer LLP
                                       One S. Church Avenue, Suite 1500
                                       Tucson, AZ 85701-1630
                                       Facsimile: (520) 884-1294
                                       Attention: Lowell Thomas, Esq.

                                       If to the Escrow Agent:

                                       Lawyers Title of Arizona, Inc.
                                       One S. Church Avenue, Suite 1800
                                       Tucson, AZ 85701
                                       Telephone: (520) 740-0424
                                       Facsimile: (520) 740-0436
                                       Attention: Pam Tighe or Cathy Hansen

or to such other address as each party may designate for itself by like notice.

         12. Amendment or Waiver. This Escrow Agreement may be changed, waived, discharged or terminated only by a writing signed by Buyer, Guarantor and the Escrow Agent. No delay or omission by any party in exercising any right with respect hereto shall operate as a waiver. A waiver on any one occasion shall not be construed as a bar to, or waiver of, any right or remedy on any future occasion.

         13. Severability. To the extent any provision of this Escrow Agreement is prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Escrow Agreement.

         14. Governing Law. This Escrow Agreement shall be construed and interpreted in accordance with the internal laws of the State of Arizona without giving effect to the conflict of laws principles thereof.

         15. Entire Agreement. This Escrow Agreement and the Purchase Agreement constitute the entire agreement between the parties relating to the holding, investment and disbursement of the Escrow Funds and sets forth in their entirety the obligations and duties of the Escrow Agent with respect to the Escrow Funds.

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         16. Binding Effect. All of the terms of this Escrow Agreement, as amended from time to time, shall be binding upon, inure to the benefit of and be enforceable by the respective heirs, successors and assigns of Buyer, Guarantor and the Escrow Agent.

         17. Execution in Counterparts. This Escrow Agreement may be executed in two or more counterparts, which when so executed shall constitute one and the same agreement or direction. The parties agree that facsimile signatures attached to this Escrow Agreement shall be valid and binding as an original signature.

         18. Enforceability. Any term or provision of this Escrow Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Escrow Agreement or affecting the validity or enforceability of any of the terms or provisions of this Escrow Agreement in any other jurisdiction.

IN WITNESS WHEREOF, the parties have executed and delivered this Escrow Agreement as of the date first above written.

                          BOREALIS MINING COMPANY, a Nevada corporation


                          By:  /s/ Allen S. Gordon
                               -------------------------------------------------
                               Name: Allen S. Gordon
                               Its: President


                         GRYPHON GOLD CORPORATION, a Nevada corporation


                         By:  /s/ Allen S. Gordon
                              --------------------------------------------------
                              Name: Allen S. Gordon
                              Its: President


                          LAWYERS TITLE OF ARIZONA, INC., an Arizona corporation


                          By:
                                 -----------------------------------------------
                          Name:
                                 -----------------------------------------------
                          Title:
                                 -----------------------------------------------


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